SBA Loan Payable	12 Months Ended
Dec. 31, 2024
Small Business Administration Loan Payable Abstract
SBA Loan Payable

Note 9: SBA Loan Payable

PPP Loan Conversion to SBA Loan

During March 2020, in response to the COVID-19 crisis, the federal government announced plans to offer loans to small businesses in various forms, including the Payroll Protection Program, or “PPP”, established as part of the Corona Virus Aid, Relief and Economic Security Act (“CARES Act”) and administered by the U.S. Small Business Administration (the “SBA”). On April 25, 2020, the Company entered an unsecured Promissory Note with Bank of America for a loan in the original principal amount of $460,400, and the Company received the full amount of the loan proceeds on May 4, 2020 (the “PPP Loan”). The PPP Loan bears interest at the rate of 1% per year.

On July 12, 2023, the Company received confirmation of a payment plan arrangement from the SBA. Pursuant to this payment plan, the Company agreed to pay a minimum of $2,595 each month until the loan is paid in full in July 2028. The SBA confirmed the balance due on the loan, including principal and interest, was $467,117. The Company will amortize the balance due on the loan including interest at the original PPP loan rate of 1% per annum; a gain on restructuring of debt in the amount of $40,622 was recorded on this transaction during the year ended December 31, 2023, and the balance of the loan was recorded at the amount of $433,343 representing the net cash flows discounted at 1%. During the years ended December 31, 2024, and 2023, the Company made principal payments of $28,027 and $11,555 on this loan and recorded interest in the amount of $4,128 and $5,719, respectively. The balance as of December 31, 2024, was $393,761.